UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 26, 2009

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

841105-D                                 01-0393663
(Commission File Number) (IRS Employer Identification No.)

P.O. Box 400
Main Street, Bar Harbor, ME               04609-0400
(Address of Principal Executive Offices) (Zip Code)

(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events	Page 1

Item 9.01 Financial Statements and Exhibits	Page 1

Signatures	Page 1

Exhibit Index	Page 2

 ITEM 8.01 OTHER EVENTS

Bar Harbor Bankshares issued a press release today announcing that it has been selected to be added to the Russell 2000 and Russell 3000 indices effective after the stock market close of June 26, 2009. Bar Harbor Bankshares will trade as a member of the Russell 2000 and Russell 3000 Indices’ of companies. These indices are comprised of publicly traded domestic companies who meet the criteria of the indices, principally market capitalization. Member companies are added or deleted annually as the indices are reconstituted each June. Member companies have no influence on their addition or deletion to or from the index. A copy of the Company’s press release is furnished with this current report as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                (d)     Exhibits No. Description

                        99.1     Copy of Company’s press release dated June 26, 2009 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2009

BAR HARBOR BANKSHARES

 /s/ Joseph M. Murphy

Joseph M. Murphy
President and Chief Executive Officer